Merger of Ann Arbor Bancorp, Inc. with Level One Bancorp, Inc. (LEVL) Investor Presentation NASDAQ: LEVL August 13, 2019

Disclaimer Special Note Concerning Forward-Looking Statements This document may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of Level One Bancorp, Inc. (“Level One”). Forward-looking statements, which may be based upon beliefs, expectations and assumptions of Level One’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. Additionally, all statements in this document, including forward- looking statements, speak only as of the date they are made, and Level One undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of Level One to control or predict, could cause actual results to differ materially from those in its forward-looking statements. These factors include, among others: (i) the possibility that any of the anticipated benefits of the proposed transaction between Level One and Ann Arbor Bancorp, Inc. (“AAB”) will not be realized or will not be realized within the expected time period; (ii) the risk that integration of operations of AAB with those of Level One will be materially delayed or will be more costly or difficult than expected; (iii) the inability to complete the proposed transaction due to the failure to satisfy certain conditions, including AAB shareholder approval and required regulatory approvals; (iv) the failure of the proposed transaction to close f or any other reason; (v) the effect of the announcement of the transaction on customer relationships and operating results; (vi) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (vii) changes in interest rates and other general economic, business and political conditions, including changes in the financial markets; (viii) changes in business plans as circumstances warrant; and (ix) other risks detailed from time to time in filings made by Level One with the Securities and Exchange Commission (the “SEC”). These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. 2

Further Expanding a Premier Eastern Michigan Franchise

Level One BANK

- NASDAQ: LEVL
  - Completed IPO in 2018
  - ~38% insider ownership (2)
- Level One Bank
  - HQ in Farmington Hills, MI
  - Founded in 2007
  - $1.5 billion in total assets
  - $1.2 billion in gross loans
  - $1.2 billion in total deposits
- Full-service branch footprint comprised of 12 locations in major Michigan MSAs
- Conservative culture
  - Prudent risk management
  - Strong balance sheet
  - Low nonperforming assets
  - Core deposit funded
  - Proven acquirer
- Focus on profitability
  - 0.99% LTM ROA



Level One Bank
Level One Bank LPO (1)
Ann Arbor State Bank
Greenville
Grand Rapids
Ionia
St Johns
Durand
Burton
Wyoming
Portland
Fenton
Dorr
Lansing
Hastings
Okemos
Howell
Pontiac
Sterling Heights
Charlotte
Mason
Farmington Hills
Troy
Warren
Novi
Livonia
Detroit
Kalamazoo
Battle Creek
Jackson
Sylvan Center
Ann Arbor
Westland
Marshall
Ypsilanti
Taylor
Portage
Saline
Three Rivers
Coldwater
Hillsdale
Adrian
Monroe

- ✓ Enhances Level One's franchise value through added exposure to Ann Arbor MSA, among Michigan's most desirable markets
- ✓ Strong cultural fit between two highly complementary banking organizations
- ✓ Increased scale and breadth to further serve commercial and retail customers in Ann Arbor
- ✓ Earnings accretion of 25%+ from excellent standalone core earnings combined with significant opportunity for readily achievable cost savings

Ann Arbor State Bank

- Ann Arbor Bancorp, Inc.
  - Privately owned by local shareholders
- Ann Arbor State Bank ("AASB")
  - HQ in Ann Arbor, MI
  - Founded in 2009
  - $320 million in total assets
  - $230 million in gross loans
  - $263 million in total deposits
- Branch footprint comprising 3 office locations in Ann Arbor and Jackson MSAs
- Conservative culture
  - Well-positioned balance sheet
  - Exceptional asset quality
  - Core deposit funded
  - Disciplined growth
- Focus on profitability
  - 1.33% LTM ROA

Source: Company provided information
Note: Financial data as of June 30, 2019
(1) Level One Bank's loan production office
(2) Insider ownership percentage based on LEVL's 2018 proxy statement filed on April 4, 2019

Level One BANK
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Summary of Key Transaction Terms Transaction Structure Ann Arbor Bancorp, Inc. (“AAB”) merges with and into Level One Bancorp, Inc. Merger Consideration Per Share $38.50 per share Consideration Mix 100% cash Aggregate Deal Value $67.8 million (1) Price / Tangible Book Value 170% (2) Price / LTM Earnings 16.2x Board Representation One AAB director will join the LEVL holding company and bank boards Management Retention AAB’s President & CEO, Peter Schork, will join Level One Required Approvals Customary regulatory approvals and AAB shareholder approval Expected Closing Fourth Quarter of 2019 or First Quarter of 2020 Financing LEVL to issue $30 million of subordinated debt (1) Based on 1,741,201 target shares outstanding and inclusive of economic value of options, which is approximately $780 thousand 4 (2) Based on Ann Arbor Bancorp, Inc.’s tangible equity as of June 30, 2019 Note: Valuation multiples include the economic value of options

Transaction Rationale ▪ Strong cultural fit between two aligned organizations Strategically ▪ Builds density in contiguous Ann Arbor market, one of Michigan’s most attractive and fastest growing markets Compelling ▪ Significantly increased scale and enhanced franchise value ▪ Trajectory of near-term and future growth exceeds de novo opportunities ▪ Anticipated EPS accretion of more than 25% in 2020 and more than 30% in 2021 with fully-realized cost savings ▪ Anticipated TBV earn-back period of approximately 4.7 years Financially ▪ Anticipated internal rate of return exceeds 20% Attractive ▪ Responsible deployment of excess balance sheet capital ▪ Avoids dilution of issuing common stock at prevailing LEVL market prices ▪ No revenue synergies assumed although opportunities are identified ▪ Client continuity with Peter Schork / lending team joining Level One ▪ Both firms share strong credit cultures and exceptional credit metrics Mitigated Risks ▪ Experienced acquisition integration team ▪ Conservative assumptions supported by extensive due diligence ▪ LEVL has participated in loans with AASB for several years (1) Assume 35% cost savings, with 75% realized in Year 1 and 100% realized in Year 2 5

Key Considerations for a Value-Creating M&A Transaction Level One’s M&A Value Drivers AAB Material, Immediate, and Sustainable EPS Accretion Size and Scale Impact Enhances Growth Profile in Attractive Markets Excellent Core Deposit Funding Above-Peer Loan Growth Clean Asset Quality Transaction Results Supported by Conservative Assumptions Entrepreneurial Culture 6

Ann Arbor State Bank Overview Corporate Data Ticker N/A Headquarters Ann Arbor, MI Date Established (bank-level ) 1/14/2009 Full Service Branches 3 Bank-level financial data as of June 30, 2019 Balance Sheet Items ($000s) Assets 320,091 Loans 229,598 Deposits 262,665 Tangible Common Equity 38,977 Loans / Deposits (%) 87.4 Asset Quality (%) NPAs / Assets (excluding restructured loans) 0.23 Loan Loss Reserves / Gross Loans 0.82 Profitability (%) LTM ROAA 1.33 LTM ROATCE 11.52 Net Interest Margin 3.72 Branch Address City ST ZIP Capital Ratios (%) 125 W William St. Ann Arbor MI 48104 TCE / TA 12.2 611 N Wisner St. Jackson MI 49202 Bank Level Leverage Ratio 12.2 Bank Level Total RBC Ratio 15.6 3930 S State Rd Ann Arbor MI 48108 Source: S&P Global Market Intelligence 7

A Meaningful Entrance into a Vibrant Economy

- Ann Arbor State Bank is very scarce as it is one of two remaining true community banks headquartered in one of the nation's most prestigious markets – Ann Arbor, Michigan
- Ann Arbor exceeds national / state averages for income, projected income change, and population change
- University of Michigan's Business Engagement Center, which partnered with the town of Ann Arbor to support local growth, maintains relationships with over 1,200 corporations across the globe
- On June 10, 2019, Google announced a $17 million investment in Ann Arbor for the purpose of capital improvements and job creation
- Ann Arbor's recent accolades:
  - #2 Best City to Live in America (2019)
  - #51 Best Place for Business and Careers (2019)
  - #6 Most Innovative City in the US (2018)

AASB Markets of Operation

County	Branches	AASB Deposits ($mm)	Market Deposits ($mm)	AASB Market Share	AASB Market Rank	Market YOY Deposit Growth
Washtenaw, MI	2	$230	$8,874	2.59%	13	1.59%
Jackson, MI	1	$21	$1,794	1.21%	11	8.60%

5 Year Historical Population Growth



4.25%
7.96%
1.06%
6.64%
LEVL Current
Ann Arbor MSA
Michigan
National Average

Source: University of Michigan Research Seminar in Quantitative Economics – "The Economic Outlook for Washtenaw County in 2019-2021"
Ann Arbor Spark "Facts & Rankings"

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Significant Potential to Enhance Market Share in Ann Arbor

Top 15 Washtenaw County Banks

Ann Arbor Rank	Institution	Deposits ($MMs)	Market Share (%)
1	JPMorgan Chase & Co. (NY)	1,687,786	19.0
2	Arbor Bancorp Inc. (MI)	1,003,800	11.3
3	KeyCorp (OH)	982,088	11.1
4	TCF Financial Corp. (MN)	894,711	10.1
5	PNC Financial Services Group (PA)	871,799	9.8
6	Comerica Inc. (TX)	739,591	8.3
7	Bank of America Corporation (NC)	629,146	7.1
8	Flagstar Bancorp Inc. (MI)	301,431	3.4
9	Old National Bancorp (IN)	290,302	3.3
10	CSB Bancorp Inc. (MI)	259,231	2.9
11	University Bancorp Inc. (MI)	253,632	2.9
12	Huntington Bancshares Inc. (OH)	236,635	2.7
13	Ann Arbor Bancorp Inc. (MI)	230,294	2.6
14	Fifth Third Bancorp (OH)	211,993	2.4
15	Chemical Financial Corp. (MI)	152,519	1.7
	All Other	129,888	1.5
	TOTAL	8,874,846	100.0

- Significant room for market share growth in a county with nearly $8.9 billion in deposits
- Money-center and regional out-of-state banks have strong market share providing opportunity for a larger local Michigan-based bank to capture market share

Median Household Income ($)



$76,730
$72,826
$58,551
$63,174
LEVL Current
Ann Arbor MSA
Michigan
National Average

Households with Income >$200k / Total Households (%)



11.76%
11.79%
5.92%
8.06%
LEVL Current
Ann Arbor MSA
Michigan
National Average

Historical Population Growth (%)



4.25%
7.96%
1.06%
6.64%
LEVL Current
Ann Arbor MSA
Michigan
National Average

Source: S&P Global Market Intelligence; deposit market share data as of June 30, 2018

LevelOne BANK

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Ann Arbor Ranks Among Top Growing Markets in Michigan Largest Population Changes by MSA from 2010 to 2019 (%) 10.00 8.62 7.96 8.00 5.95 6.00 4.39 4.33 3.76 (%) 4.00 1.40 1.33 1.17 2.00 0.54 Population Change Population - Largest Population Changes by MSA from 2019 to 2024 (Projected) 4.00 3.50 3.22 3.08 3.00 2.08 2.05 1.91 2.00 1.44 1.19 1.03 (%) 1.00 0.63 - Population ChangePopulation Source: S&P Global Market Intelligence 10

Pro Forma Loan Composition

Level One Bank



Ag 0.0%
Other 0.0%
Construction 4.3%
Consumer 0.1%
C&I 31.3%
1-4 Family 17.5%
CRE: Other 22.1%
Multifamily 6.1%
CRE: Own-Occ 18.5%

Loan Type	Balance ($000)
Construction	$ 51,168
1-4 Family Residential	208,714
CRE: Other	263,395
CRE: Owner-Occupied	219,854
Multifamily	72,197
Commercial & Industrial	372,714
Consumer	834
Agricultural	0
Other	447
Gross Loans	$ 1,189,323

Total Loans / Deposits	95.6%
MRQ Yield on Loans:	5.41%

Ann Arbor State Bank



Other 0.9%
Ag 0.6%
Construction 4.7%
Consumer 2.5%
C&I 25.2%
1-4 Family 18.2%
CRE: Other 20.2%
Multifamily 2.7%
CRE: Own-Occ 25.2%

Loan Type	Balance ($000)
Construction	$ 10,748
1-4 Family Residential	41,733
CRE: Other	46,269
CRE: Owner-Occupied	57,750
Multifamily	6,090
Commercial & Industrial	57,973
Consumer	5,744
Agricultural	1,318
Other	1,973
Gross Loans	$ 229,598

Total Loans / Deposits	87.4%
MRQ Yield on Loans:	5.38%

Pro Forma Company



Other 0.2%
Ag 0.1%
Construction 4.4%
Consumer 0.5%
C&I 30.4%
1-4 Family 17.7%
CRE: Other 21.8%
Multifamily 5.5%
CRE: Own-Occ 19.6%

Loan Type	Balance ($000)
Construction	$ 61,916
1-4 Family Residential	250,447
CRE: Other	309,664
CRE: Owner-Occupied	277,604
Multifamily	78,287
Commercial & Industrial	430,687
Consumer	6,578
Agricultural	1,318
Other	2,420
Gross Loans	$ 1,418,921

Total Loans / Deposits	94.2%
MRQ Yield on Loans:	5.41%

Level One BANK

Note: Loan Composition based on bank-level regulatory filings; Excludes purchase accounting adjustments
Source: S&P Global Market Intelligence; Data as of June 30, 2019

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Pro Forma Deposit Composition

Level One Bank


CDs < $100k 13.9%
Transaction Accts 30.8%
CDs > $100k 30.0%
MMDA & Savings 25.4%

Deposit Type		Balance ($000)
Transaction	$	382,690
MMDA & Savings		315,477
CDs > $100k		372,916
CDs < $100k		172,700
Total Deposits	$	1,243,783
Noninterest-bearing Deposits:		26.7%
Core Deposits[1] / Total Deposits:		70.0%
MRQ Cost of Funds:		1.51%

Ann Arbor State Bank


CDs < $100k 5.5%
CDs > $100k 23.9%
Transaction Accts 39.7%
MMDA & Savings 30.9%

Deposit Type		Balance ($000)
Transaction	$	104,292
MMDA & Savings		81,223
CDs > $100k		62,696
CDs < $100k		14,454
Total Deposits	$	262,665
Noninterest-bearing Deposits:		26.1%
Core Deposits[1] / Total Deposits:		76.1%
MRQ Cost of Funds:		1.09%

Pro Forma Company


CDs < $100k 12.4%
Transaction Accts 32.3%
CDs > $100k 28.9%
MMDA & Savings 26.3%

Deposit Type		Balance ($000)
Transaction	$	486,982
MMDA & Savings		396,700
CDs > $100k		435,612
CDs < $100k		187,154
Total Deposits	$	1,506,448
Noninterest-bearing Deposits:		26.6%
Core Deposits[1] / Total Deposits:		71.1%
MRQ Cost of Funds:		1.44%

Note: Deposit composition based on bank-level regulatory filings; Excludes purchase accounting adjustments
(1) Core deposits defined as total deposits less time deposits accounts greater than $100,000
Source: S&P Global Market Intelligence; Data as of June 30, 2019

Level One BANK

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Key Merger Assumptions One-Time Merger-Related Costs ~$5.3 million pre-tax Loan Mark $2.0 million gross loan mark, ~0.8% of total loans Cost Savings 35% of AAB’s standalone non-interest expense Cost Savings Realization 75% realized in Year 1 / 100% realized in Year 2 None (opportunities have been identified in balance sheet repositioning, mortgage Revenue Synergies Assumed loan sales execution, and increased internal lending limits) Core Deposit Intangible 1.75% of deposits excluding CDs > $100k, straight-line over 10 years Other Fair Value Marks $0.3 million write-up on FHLB advances Financing LEVL to issue $30 million of subordinated debt 13

Credit Due Diligence ▪ Experienced credit review team of Level One bankers comprised primarily of senior credit leadership conducted extensive due diligence ▪ Credit review confirmed shared credit culture and underwriting philosophy informed by prior diligence through a loan participation relationship ▪ Reviewed all loans in excess of $1.4 million, a sampling of smaller loans, and more than 99%+ of the watchlist/criticized loans including 100% of all nonaccrual loans ▪ Ann Arbor State Bank had no OREO as of June 30, 2019 ▪ Loan review demonstrated potential to expand Ann Arbor’s relationships and use Level One’s internal lending limit to compete for commercial transactions Ann Arbor currently does not pursue 14

Financial Implications and Pro Forma Financial Metrics Key Financial Impact to LEVL ProKey Forma Transaction Combined Impacts Organization to LEVL 2020E EPS Accretion ~25% (1) Total Assets (4) ~$1.8 Billion 2021E EPS Accretion ~30% (2) TBVPS Dilution ~19% (3) Gross Loans ~$1.4 Bilion TBV Earn-back ~4.7 years Total Deposits ~$1.5 Billion Projected Consolidated TCE Ratio 6.9% Loans / Deposits (4) ~94% at Close Projected Consolidated (4) Total Capital Ratio 11.1% Tangible Equity ~$120 Million at Close Projected Bank Level (4) Leverage Ratio 9.0% CRE / Total Capital ~265% at Close (1) Based on 75% cost savings realized in Year 1 (2) Based on 100% cost savings realized in Year 2 15 (3) TBVPS dilution assumes 100% of transaction costs are realized or accrued for at closing (4) As of June 30, 2019 pro forma for merger adjustments

Summary ▪ Strong rationale for this acquisition from a strategic, financial, cultural, and low execution risk perspective ▪ Premier franchise with $1.8 billion in pro forma assets and terrific scarcity value ▪ Transaction meaningfully increases LEVL’s presence in one of Michigan’s most attractive markets ▪ Material, immediate, and sustained EPS accretion ▪ Ann Arbor State Bank is a high-performing franchise before considering synergies ▪ Level One has a history of successful merger execution and integration leading to shareholder value creation 16